The Mosaic Company
The Mosaic Company
Analyst Day 2007
Michael R. Rahm
Vice President
Market Analysis and Strategic Planning
Analyst Day 2007
Michael R. Rahm
Vice President
Market Analysis and Strategic Planning
Exhibit 99.2
1

Thank you Doug. Doug has really developed into a seasoned IR spokesperson because he neglected to tell you that there are only two analysts left in this industry!

Safe Harbor Statement
Safe Harbor Statement
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995.  Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of
The Mosaic Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether express or implied) by such statements.
These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material and energy markets subject to competitive market pressures; changes in foreign currency and exchange rates;
international trade risks including, but not limited to, changes in policy by foreign governments; changes in environmental and other governmental regulation; the ability to successfully integrate the former operations of Cargill Crop Nutrition and IMC Global Inc. and the ability to fully realize the expected cost savings from their business combination within expected time frames; adverse weather conditions affecting operations in central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of closure of the South Pierce, Green Bay and Fort Green facilities differing from management’s current estimates; realization of management’s expectations regarding reduced raw material or operating costs, reduced capital expenditures and improved cash flow and anticipated time frames for the closures and the ability to obtain any requisite waivers or amendments from regulatory agencies with oversight of The Mosaic Company or its phosphate business; management's estimates of the current volumes of brine inflows at the Company's Esterhazy mines, the available capacity of brine storage reservoirs at the Esterhazy mines, the possibility that the rate of the brine inflows could materially increase, management's expectations regarding the potential efficacy of remedial measures to control the brine inflows, and the level of capital and operating expenditures necessary to control the inflows; accidents involving our operations, including mine fires, floods and potential explosions or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic
Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.
This presentation may not be distributed, reproduced, or used without the express written consent of
The Mosaic Company.
2

Revving Up Production Agriculture Worldwide Revving Up Production Agriculture Worldwide 1

Jim Prokopanko just described a once-in-a-lifetime opportunity for crop nutrient producers.
This presentation will highlight the fundamental developments that are driving the improvement in the agricultural outlook.
The bottom line is that these developments are “revving up” the powerful engines of production agriculture around the globe.
Engines in some regions such as Brazil, North America, Russia and Ukraine have run at low and less efficient RPM levels during the past few years.
But markets now are signaling farmers to step on the accelerator and grow more grain and oilseeds in order to meet the increasing demands for food and fuel.  Our assessment is that these engines will need to run at consistently higher and more efficient RPM levels during this forecast period.
That means more planted area and more intensive input usage including significant increases in crop nutrient use.

•
A robust P&K demand outlook
•
The (good) old potash situation and outlook
• The new and improved phosphate situation
and outlook
•
A robust P&K demand outlook
•
The (good) old potash situation and outlook
• The new and improved phosphate situation
and outlook
Topics and Take Aways
Topics and Take Aways
4

This presentation will focus only on P&K, the two nutrients that account for the bulk of Mosaic’s revenue and earnings.
The first section examines traditional as well as new biofuels drivers that are powering robust P&K demand forecasts.  We forecast that P&K demand during the next few years will grow at a compound annual rate that is about 125 basis points faster than the rate for the last 10 years.  That is what we mean by robust.
The second section assesses the outlook for potash.  I have labeled this the “good old potash outlook”
because prospects during the next seven to eight years look as strong or even stronger than market conditions during the past few years.
The last section explores the outlook for phosphate.  I have labeled this the “new and improved phosphate outlook” due to the significant structural adjustments that have taken place in this market and the tighter supply/demand balance during the forecast period.

• Strong traditional drivers – it’s still a food game • Strong traditional drivers – it’s still a food game A Robust P&K Demand Outlook A Robust P&K Demand Outlook 5

Let’s begin by looking at the P&K demand outlook.
The traditional drivers – namely population and income growth – remain rock solid and will continue to account for most of the projected increases in global nutrient demand.
The story of population and income growth is a somewhat old and worn tale, but it is one that comes to life if you walk down the main streets of Shanghai or Delhi or Jakarta or Kuala Lumpur.

It’s still a food game
It’s still a food game
World Nutrient Demand
0
20
40
60
80
100
120
140
160
180
70 75 80 85 90 95 00 05 10
Mil Tonnes
Developed Nations Developing Nations Transition Economies
Source: IFA
6

Although biofuels capture most of the headlines today, our industry still plays mostly in a food game.  The need to grow more food to feed a growing and more affluent population will remain the main driver of nutrient demand.
This chart shows world nutrient use broken down by developed countries, developing countries and countries in transition from planned to market economies.  These historical statistics and forecasts were published by the
International Fertilizer Industry Association (IFA) last December.
The chart shows that developing countries are the engine of nutrient demand growth.  In fact, developing countries accounted for 125% of the growth in global nutrient demand between 1995 and 2005 and they are expected to account for virtually all of the projected growth through 2010!

India Case Study
India Case Study
India Nutrient Use
0
2
4
6
8
10
12
14
16
18
20
22
24
80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06
Fertilizer Year Beginning April 1
MMT
Nitrogen Phosphate Potash
Source: IFA, FAI, Mosaic
7

India is a great case study.
I will not go into all the details, but Indian nutrient use increased about  40% or six million tonnes during the last four years.
There is an exciting food game going on right now in India.

•
Strong traditional drivers – it’s still a food game
•
Biofuels – an octane boost in mature markets
•
Strong traditional drivers – it’s still a food game
•
Biofuels – an octane boost in mature markets
A Robust P&K Demand Outlook
A Robust P&K Demand Outlook
8

In addition to the traditional drivers, the increase in biofuels production is providing an octane boost to nutrient demand, especially in large and mature markets such as North America and Western Europe.

U.S. Ethanol Case Study U.S. Ethanol Case Study VeraSun Energy Ft. Dodge, IA Startup: October 2005 Capacity: 110 Mil Gal Feedstock: Corn 9

The rapid development of the U.S. ethanol industry is a good case study.

Current Ethanol Plants
Ethanol Plants Under Expansion
Ethanol Plants Under Construction
Ethanol Industry Fast Fact
116 Ethanol plants in operation with…
5.9 Billion gallons of annual capacity
81 Ethanol plants under construction and…
7 Ethanol plants expansions that will add
6.6 Billion gallons of annual capacity
Renewable Fuel Association, April 25, 2007

U.S. Ethanol Plants

Market Analysis and Strategic Planning
The Mosaic Company

Capital is gushing into the U.S. ethanol industry Capital is gushing into the U.S. ethanol industry 10

Capital is gushing into the U.S. ethanol industry.
The Renewable Fuels Association counted 116 ethanol plants with combined capacity of 5.9 billion gallons in operation at the end of April.
In addition, 81 new plants were under construction and 7 plants were under expansion that will add more than 6.6 billion gallons of new capacity.
That will boost U.S. ethanol capacity to 12.5 billion gallons within the next two years or so.

U.S. ethanol output projected to
climb to about 12 bg by 2009
U.S. ethanol output projected to
climb to about 12 bg by 2009
U.S. Ethanol Production
0
2
4
6
8
10
12
14
16
18
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15
Source:  EIA and Mosaic
Bil Gal
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
Percent
Actual Forecast Percent of Gasoline Use
U.S. Corn Used for Fuel Ethanol Production
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
5.5
6.0
01 02 03 04 05 06 07 08 09 10 11 12 13 14
Crop Year Beginning September 1
Bil Bu
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
55%
60%
Source: USDA and Mosaic
Actual/Estimate Forecast Percent of Crop
Corn for ethanol will increase one
billion bushels in 2007/08
Corn for ethanol will increase one
billion bushels in 2007/08
11

The United States produced 4.9 billion gallons of ethanol in 2006.
Based on the number of plants under construction, U.S. ethanol output is projected to grow exponentially to about 12 billion gallons within the next three years or so.
If that projection is on target, ethanol would account for approximately 8% of gasoline use in 2009 – a small but still significant component of motor vehicle fuel supplies.
The impact of ethanol on corn and crop nutrient markets, however, is significant.  U.S. ethanol plants will grind almost
2.2 billion bushels of corn into fuel during the 2006/07 crop year and will use 20% of the crop that was harvested last fall.
Corn demand for ethanol production is projected to jump about one billion bushels in 2007/08.  As a result, U.S. ethanol producers likely will use about one-quarter of the crop that farmers are planting right now.
Furthermore, corn used for ethanol production is projected to increase another one billion bushels to more than 4.0 billion bushels by 2009/10 and then climb to more than 5.0 billion bushels just a few years after that.

The tyranny of OR
and the
genius of AND
The tyranny of OR
and the
genius of AND
U.S. Corn Planted Acreage and Average Yield
50
55
60
65
70
75
80
85
90
95
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08 10 12 14
Crop Year Begining September 1
Mil Acres
50
65
80
95
110
125
140
155
170
185
Bu Acre
Acres - Actual Acres - Forecast Yield - Actual Yield - Forecast
Source: USDA and Mosaic
12

Our analysis indicates that U.S. farmers can produce enough corn both to meet food demand as well as to supply the feedstock for at least a 15 billion gallon U.S. ethanol industry.
This chart shows the yields required to meet projected corn demand.  The analysis assumes that:  1) U.S. corn acreage increases to 90 million acres, 2) food use increases one percent per year, 3) feed demand remains unchanged but 80%
of DDG co-production displaces corn in feed use,  and 4) U.S. corn exports stabilize at 2.0 billion bushels per year.
Based on these assumptions, U.S. corn production can meet projected demand as long as yields continue to trend upward at the same rate as during the last 10 years or so.
Jim Collins wrote about the tyranny of the OR and the genius of the AND in Built to Last.
Our assessment is that the
genius of the AND applies to ethanol developments and the food vs. fuel debate.

Based on futures prices, this is
not a one-year phenomenon
Based on futures prices, this is
not a one-year phenomenon
New Crop Corn Prices
Daily Close July 1 to June 30
2.2
2.4
2.6
2.8
3.0
3.2
3.4
3.6
3.8
4.0
4.2
4.4
0701 0916 1202 0217 0505
MM/DD
$ BU
CBOT 2004Z CBOT 2006Z CBOT 2007Z CBOT 2008Z CBOT 2009Z
Source: CBOT
13

Corn markets are signaling for more planted area and higher yields to meet the growing demands for food and fuel.
This chart plots the daily closing price of the CBOT December (or new crop) futures contract from July 1 through June 30.
This is the price that most farmers look at when making planting and crop input decisions.
The chart plots new crop prices for the 2004, 2006, 2007, 2008 and 2009 contracts.  For example, the blue line shows the daily closing price of the 2004 contract from July 1, 2003 to June 30 2004.  I included the 2004 contract because this was the last bull run in the corn market.
The chart illustrates the impressive rally in the 2007 new crop price since mid-September.  The market is screaming for more corn.  U.S. farmers have responded by indicating that they intend to boost planted area 15% to 90.5 million acres this spring.
Just as important, the chart also indicates that this is not a one-year phenomenon.  In fact, last Friday a farmer could have sold his or her next three
corn crops at CBOT new crop prices ranging from $3.90 to $4.00 per bushel.

WHY'S HE TEARING UP HIS LAWN?
HE'S PLANTING CORN. IT'S WORTH MORE THAN GRASS AND HE'LL ONLY HAVE TO CUT IT ONCE.

Even cartoonists have noticed the rally in corn prices Even cartoonists have noticed the rally in corn prices 14

Even cartoonists have noticed the rally in corn prices!

Higher and more stable U.S.
P&K demand outlook
Higher and more stable U.S.
P&K demand outlook
U.S. Phosphate Use
3.00
3.25
3.50
3.75
4.00
4.25
4.50
4.75
5.00
5.25
5.50
5.75
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08 10 12
Fertilizer Year Ending June 30
Mil Tons P2O
5
U.S. Potash Use
4.00
4.25
4.50
4.75
5.00
5.25
5.50
5.75
6.00
6.25
6.50
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08 10 12
Fertilizer Year Ending June 30
Mil Tons K
2
O
Source:  TFI/AAPFCO and Mosaic Source:  TFI/AAPFCO and Mosaic
15

We project that U.S. phosphate and potash use will increase 8% and 10%, respectively, this year and then trend upward during the next five years.
These forecasts assume that U.S. farmers will plant about 90 million acres of corn each year and that corn prices stay at relatively high levels during this forecast period.
The charts also show that U.S. P&K use peaked more than 25 years ago at levels significantly greater than these forecasts.
The agricultural outlook is bullish and these forecasts could have upside If grain and oilseed prices climb to very high levels during this period.

•
Strong traditional drivers – it’s still a food game
•
Biofuels – an octane boost in mature markets
•
Recovery in key markets
Brazil is ready for take-off (again)
Russia and Ukraine: Will $5 wheat get the job done?
•
Strong traditional drivers – it’s still a food game
•
Biofuels – an octane boost in mature markets
•
Recovery in key markets
Brazil is ready for take-off (again)
Russia and Ukraine: Will $5 wheat get the job done?
A Robust P&K Demand Outlook
A Robust P&K Demand Outlook
16

Finally, the nutrient demand outlook is bolstered by the prospect of recoveries in a few key markets.
Brazilian demand looks sets to take off again.
And five-dollar wheat boosts the likelihood of recoveries in Russia and Ukraine.  Put another way, if $5 wheat doesn’t rev-up production agriculture in these two resource rich countries, then it is hard to image what will.

A strong start in Brazil this year,
especially for P&K shipments
A strong start in Brazil this year,
especially for P&K shipments
Brazil Fertilizer Shipments
0
500
1000
1500
2000
2500
3000
3500
4000
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
1000 MT
2006 2007
Source: ANDA
Brazilian Fertilizer Shipments
0
2
4
6
8
10
12
14
16
18
20
22
24
26
92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07F
MMT
Source: ANDA and Mosaic
Brazil Monthly Potash Shipments
0
100
200
300
400
500
600
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
1000 mt K
2
O
2006 2007
Source: ANDA
Brazil Monthly Phosphate Shipments
0
100
200
300
400
500
600
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
1000 MT P2O
5
2006 2007
Source: ANDA
+60%
+13%
+48%
+46%
17

Brazilian fertilizer shipments are expected to rebound 13% to a record 23.3 million tonnes in 2007.  Shipments during the first quarter were up 46% from a year earlier.
Phosphate and potash shipments were up 60% and 48%, respectively, during the first quarter of 2007.
Although the peak season still is a few months away, Brazil is off to a strong start this year and looks on track to eclipse the record shipments of 2003 and 2004.

Hefty projections for global
phosphate and potash demand
Hefty projections for global
phosphate and potash demand
World Phosphate and Potash Use
45
50
55
60
65
70
75
80
85
90
95
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15
Source:  Fertecon
Phosphate & Potash Demand Forecasts
CAGR
Source (Forecast Date)
2006-10 2010-15
Fertecon (Feb/Apr 2007)
3.7 1.9
IFA (Dec 2006)
2.9 na
Mosaic (Apr 2007)
3.6 2.7
18

We and other analysts such as Fertecon project that global P&K demand during the next several years will grow at a compound annual rate that exceeds the rate for the last 10 years by about 125 basis points.
For example, global P&K use increased just less than 2.4% per year from 1995 to 2005.  We project that P&K use will increase 3.6% per year and Fertecon forecasts that use will increase 3.7% during the next few years.

•
A robust P&K demand outlook
•
The (good) old potash situation and outlook
• The new and improved phosphate situation
and outlook
•
A robust P&K demand outlook
•
The (good) old potash situation and outlook
• The new and improved phosphate situation
and outlook
Topics and Take Aways
Topics and Take Aways
19

Robust demand is the key feature of both the potash and phosphate outlooks. Let’s now take a closer look at the potash situation and outlook.

The Near Term Outlook The Near Term Outlook A balanced to tight outlook at record demand and high operating rates 20

We see a balanced to tight potash situation in the near term.
Combined shipments to domestic and offshore markets are projected to climb to record levels in 2006/07 and again in
2007/08.
Record demand will require the significantly larger Canadian industry to operate at high rates in order to meet projected demand.

Import demand is projected to
rebound 13% in 2007
Import demand is projected to
rebound 13% in 2007
World Potash Import Demand
0
3
6
9
12
15
18
21
24
27
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07
MMT K2O
Asia US Latin America Europe Other
Source: IFA and Mosaic
21

Global import demand is forecast to rebound 13% or 3.0 million tonnes to a record 26.5 million tonnes K2O in 2007.
Demand fundamentals are improving rapidly due to increases in agricultural commodity prices and improved farm economics in most of the major potash importing countries.

Recovery in each of the big three
offshore markets
Recovery in each of the big three
offshore markets
China Potash Import Demand
0
1
2
3
4
5
6
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07
MMT K2O
Full Year Total 1H Actual
Source: IFA and Mosaic
India Potash Import Demand
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07
MMT K2O
Full Year Total 1H Actual
Source: IFA and Mosaic
Brazil Potash Import Demand
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07
MMT K
2
O
Full Year Total 1H Actual
Source: IFA and Mosaic
22

We project a recovery in import demand in each of the “big three” offshore markets – namely China, Brazil and India.
Imports by Brazilian buyers this year are projected to match the previous record set in 2004.  However, imports by
Chinese and Indian customers this year are forecast to fall short of the records set in 2005.

NA exports projected to increase
49% in 2006/07
NA exports projected to increase
49% in 2006/07
NA Potash Offshore Exports
0
1
2
3
4
5
6
7
8
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Fertilizer Year Ending June 30
MST K2O
Canada   US
Source: IPNI and Mosaic
23

As a result, North American potash exports are projected to increase 49% to record levels in 2006/07.
Offshore exports during the first nine months of the this fertilizer year or from July through March were up 40% from the depressed levels of last year.  Offshore shipments for the rest of the fertilizer year look strong as a result of a thick
Canpotex sales book.
North American exports are forecast to increase another 3% or so in 2007/08.

Domestic shipments on target to
rebound 22% in 2006/07
Domestic shipments on target to
rebound 22% in 2006/07
NA Potash Use and Shipments
3.5
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08
Fertilizer Year Ending June 30
MST K
2
O
Ag Use Total Shipments Estimated Use
Source: AAPFCO, IPNI and Mosaic
Stock Draw
Stock Build
24

Domestic shipments are projected to increase 22% for the fertilizer year that ends on June 30, 2007.
Shipments during the first nine months of this year or from July through March were up 18% from the low levels of a year earlier.  Recall that shipments declined 21% in 2005/06.
This chart shows North American potash shipments and estimated use.  The gold line is shipments calculated from reliable production, trade and inventory statistics.  This represents the tonnage pushed into the domestic distribution pipeline.
The green line is our estimate of actual use based on reported agricultural use (brown bars) and estimates of industrial use and shrink.

NA producer stocks projected
to stay at low levels
NA producer stocks projected
to stay at low levels
NA Potash Stocks at Month End
300
500
700
900
1100
1300
1500
1700
1900
2100
2300
2500
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
1000 ST K2O
MIN MAX Range (1994/95-2003/04) 2004/05 3 Year Average
Source: IPNI and Mosaic
NA Potash Stocks at Month End
300
500
700
900
1100
1300
1500
1700
1900
2100
2300
2500
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
1000 ST K
2
O
MIN MAX Range (1995/96-2004/05) 2005/06 3 Year Average
Source: IPNI and Mosaic
NA Potash Stocks at Month End
300
500
700
900
1100
1300
1500
1700
1900
2100
2300
2500
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
1000 ST K2O
MIN MAX Range (1996/97-2005/06) 2006/07 3 Year Average
Source: IPNI and Mosaic
25

Stocks held by North American producers at both on- and off-site facilities at month-end have swung from low to high and then back to low again during the last three years.
Based on our current demand and supply forecasts, we project that month-end stocks will remain at or near the three year average for the rest of this fertilizer year and throughout the 2007/08 fertilizer year.

The Medium Term Outlook The Medium Term Outlook Balanced at record demand requiring relatively high and stable global operating rates 26

When we peer deeper into the crystal ball, we see a balanced potash market during the next seven to eight years.
This outlook again is characterized by strong demand growth that will require relatively high and stable global operating rates.

World Potash Capacity, Production and Operating Rates
15
20
25
30
35
40
45
50
55
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15
Source:  FerteconSource:  Fertecon and Mosaic
Mil MT K
2
O
55%
60%
65%
70%
75%
80%
85%
90%
95%
Op Rate
Capacity Production to Meet Demand Op Rate
Forecasts show strong growth,
capacity additions & high op rates
Forecasts show strong growth,
capacity additions & high op rates
27

This chart quantifies that view of the future.  Historical statistics and forecasts are from both Fertecon and Mosaic.
The height of the bars show global potash capacity.  The brown portion of each bar is production required to meet projected demand.  The gold line is the average global operating rate.
The demand forecasts are straight from Fertecon.  The capacity forecasts are a combination of Fertecon and Mosaic assessments about what brownfield and greenfield projects will move ahead during this forecast period.
This view is characterized by strong demand growth, modest additions to capacity and relatively high and stable operating rates.

Brownfield expansions generate
superior returns
Brownfield expansions generate
superior returns
Mosaic’s Brownfield Expansions vs. Greenfield Projects
Expected Expected Expected
Year Capacity Cost Cost
On-Line 1000 MT KCL Mil US$ US$ MT
Esterhazy (Mosaic share) 2006 837 $26 $31
Belle Plane Phase 1 2010 118 $14 $119
Belle Plane Phase 2 2012 363 $76 $209
Colonsay 2010 227 $22 $97
Total 1,545 $138 $89
Expected Expected
Capacity Cost Cost
Greenfield Projects 1000 MT KCL Mil US$ US$ MT
Shaft 2,000 $1,600 $800
Solution 2,000 $1,000 $500
28

Brownfield expansions clearly generate superior returns compared to greenfield projects due to significantly lower capital costs.
This table shows Mosaic’s actual or approved expansions and the capital costs of each project.  We expect to add more than 1.5 million tonnes KCL of capacity during the next few years at an expected cost of less than $140 million or about
$89 per tonne KCL.
That no doubt is the lowest per tonne capital cost in the industry. By our very rough estimate that is about 11% of the per tonne cost of a greenfield shaft mine and about 18% of the per tonne cost of a greenfield solution mine.
With respect to greenfield projects, our assessment is that the development of a greenfield Canadian mine looks unlikely due to the low IRR at current prices and the much higher fob mine price required to generate an acceptable IRR.
However, some greenfield projects that are closer to large import markets, have access to lower cost energy and labor, and can secure favorable tax treatment may move forward at current prices depending on IRR thresholds.

•
A robust P&K demand outlook
•
The (good) old potash situation and outlook
• The new and improved phosphate situation
and outlook
•
A robust P&K demand outlook
•
The (good) old potash situation and outlook
• The new and improved phosphate situation
and outlook
Topics and Take Aways
Topics and Take Aways
29

Now let’s turn to our last topic – the new and improved phosphate situation and outlook.

The Medium Term Outlook The Medium Term Outlook Balanced to tight at record demand and higher global operating rates 30

Doug Hoadley is going to talk about the near term outlook for phosphate later this morning.
Let me make one comment about the near term outlook.  We see an increasingly tight situation during the 2007/08 fertilizer year.  I want to stress increasingly
because I know some of you expect a correction in the phosphate market following the domestic spring season.
Based on our monthly supply and demand forecasts, we are projecting a further tightening of the phosphate market in
July and August due to peak CY Q3 offshore shipments and prospects for continued strong domestic shipments.
The medium term outlook for the global phosphate market looks balanced to tight.  Phosphate demand is forecast to continue to climb to record levels and outpace ever so slightly the expected net additions to capacity during the next several years.
As a consequence, plants will have to operate at higher rates in order to meet projected demand in the medium term.

World Phosphoric Acid Capacity, Production and Operating Rates
20
25
30
35
40
45
50
55
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15
Source:  Fertecon
Mil MT P2
O
5
60%
65%
70%
75%
80%
85%
90%
95%
Op Rate
Capacity Production Op Rate
Strong demand growth met by
new capacity & higher op rates
Strong demand growth met by
new capacity & higher op rates
31

This chart quantifies that view of the future.  Historical statistics and forecasts are from Fertecon.
The height of the bars show global phosphoric acid capacity.  The brown portion of each bar is production required to meet projected demand.  The gold line is the average global operating rate.
Phosphate demand is forecast to continue to climb to record levels and outpace the expected net additions to capacity during the next several years.  As a consequence, the global operating rate is projected to inch up over time in order to meet projected demand.
This view indicates that the large Saudi project will have a significant but likely smaller than expected impact on global operating rates when it is commissioned next decade.

China built a phosphate industry
and the U.S. industry has adjusted
China built a phosphate industry
and the U.S. industry has adjusted
China Net Processed Phosphate Imports
-2.0
-1.0
0.0
1.0
2.0
3.0
4.0
5.0
6.0
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07
Source:  IFA and Mosaic
MMT
U.S. Phosphate Plant Closures
Unit:  1000 MT Phosphoric Acid (P2O
5
)
Facility Year Capacity
IMC Nichols 1999 240
Mulberry Phosphates Piney Point 2001 300
Mulberry 2001 300
IMC Faustina 2003 520
U.S. Agri-Chemicals Ft Meade 2005 515
Mosaic Green Bay 2006 590
South Pierce 2006 525
Total Actual 2,990
DAP Equivalent 6,500
32

Before closing I want to highlight the structural changes that have taken place during the last several years.
The top chart shows that China has transitioned from a net importer of about 5.0 to 5.5 million tonnes of processed
phosphates during the last half of the 1990s to a net exporter of processed phosphate during the last year.
The United States supplied more than 95% of Chinese phosphate imports during the last half of the 1990s so these developments have forced significant adjustments in the U.S. industry.
The bottom table lists the plants that U.S. producers have closed or indefinitely closed since 1999.  They include seven world scale plants with a combined capacity of almost three million tonnes P2O5 or the equivalent of 6.5 million tonnes of DAP – in line with changes in China.

DAP Market Margin
Calculated from Published Spot Prices for a Central Florida Plant
80
90
100
110
120
130
140
150
00 01 02 03 04 05 06 07
$ ST
Source: Fertecon, Green Markets, Mosaic
1995-98 vs. 2000-03 vs. the new
cost and price environment
1995-98 vs. 2000-03 vs. the new
cost and price environment
33
Average
1995-98 2000-03
DAP Market Margin ($ ST) $111 $78
Avg U.S. Rock Cost fob Mine ($ ST) $19.1 $23.2
Avg U.S. Rock BPL (%) 65.6 64.3
Oil Price ($ bbl WTI) $18.9 $28.4
Natural Gas Price ($ MM Btu Wellhead) $2.00 $3.88
Source:  TFI, DOE EIA

These adjustments did not just happen.  The market forced these gut-wrenching changes through extremely harsh economics.
The two shaded boxes on this chart contrast the “glory years” from 1995 through 1998 with the “sorry years” from 2000 through 2003.  The metrics in the box indicate that the average market margin dropped more than $30 per ton between these two periods.  In addition, sharp increases in rock mining and chemical plant processing costs squeezed net margins even harder during this period.
The cost structure for most phosphate producers has continued to escalate due to record high ammonia prices, significant increases in energy costs since 2003, further deterioration of rock quality and rising regulatory and compliance costs.
The combination of stronger demand growth, recent structural adjustments and escalating production costs has fueled a strong rally in phosphate prices since the beginning of this year.  Our assessment is that the phosphate market has entered a new cost and price era.  Equilibrium or market clearing prices are expected to remain at levels significantly greater than those of the past in order to stimulate the supplies required to meet projected demand.

Thank you Thank you 34

Recent developments clearly are “revving up” the powerful engines of production agriculture around the globe and strong demand prospects have improved the outlook for P&K.
These are exciting times in agricultural and crop nutrient markets.
Thank you for your kind attention.